CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is executed this 21st day of January 2006 to be effective as of the 22nd day of January, 2006 (the “Effective Date”), is entered into by and between the Board of Directors of Westell Technologies, Inc., a Delaware corporation (the “Company”), with an address at 750 North Commons Drive, Aurora, Illinois and E. Van Cullens with an address at ______________________ (“Consultant”)

WHEREAS, Consultant has provided valuable service to the Company as its President and Chief Executive Officer; and

WHEREAS, the Company wishes to assure itself of the availability of the continuation of Consultant’s wisdom, expertise and advice to the Company and its new Chief Executive Officer on an independent contractor consulting basis in accordance with this Agreement; and

WHEREAS, Consultant is willing to provide such advice in such capacity;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Scope of Services.

(a)      Consultant shall make himself available during normal business hours to perform the services and tasks (the “Services”) described in clause (b) of this Section 1 upon the request of the Chief Executive Officer of the Company (the “CEO”) and/or members of the Board of Directors from time to time and upon reasonable advance telephonic or email notice to Consultant. The parties agree that they shall cooperate to schedule Consultant’s provision of the Services in such a manner as not to interfere with his other obligations and commitments, but Consultant agrees that certain requests for Services may be of an urgent nature and he agrees to use best efforts to reschedule other commitments to accommodate such requests.

(b)	The Services to be performed may include the following:

[i)      assisting toward a smooth transition in the CEO management succession internally with the Company’s work force;

[ii)     assisting the new CEO in gaining thorough understanding of Company strategy, tactics, plans, budgets, processes and related issues;

[iii)    assisting the new CEO in gaining knowledge about the industry, the direction being taken by customers and technology;

[iv)     assisting in the smooth transition of relationships at the CEO level within the customer base, vendor base, industry, government and other associations that are useful in promoting the success of the Company;

[v)      ensuring that the duties associated with the CEO office at the Company and as a Board member of Conference Plus as well as Westell Ltd. are transitioned appropriately;

[vi)     providing guidance to the CEO to complement the relationship between the Board and the CEO office;

[vii)    providing guidance to the CEO regarding investors and industry analysts;

[viii)   providing guidance about media relations and transition existing relationships with the media personnel;

[ix)     assisting in the understanding of press releases, the process and the philosophy about their use;

[x)     providing on-going guidance in the establishment of company strategy;

[xi)     providing guidance as requested in the planning, tactics and implementation of company strategy;

[xii)    being available to provide assistance with management issues that may arise from time to time confronting Westell with challenges to its plans; and

[xiii)	rendering such other similar advice as may be requested.

(c)      Consultant shall use reasonable business efforts at the level of expertise and competence that he has previously utilized as a CEO of the Company, in performing the Services, it being understood that the Services are in the nature of recommendations and advice, that results are not guaranteed, that the Company has the sole right to implement or reject the recommendations and advice, and that failure of the Company to achieve any outcome from implementation of the recommendations and advice shall not constitute a breach of Consultant’s obligations.

(d)      Westell agrees to indemnify, defend and hold Consultant harmless from any claims asserted against Consultant on account of his services provided under this Agreement, unless and to the extent it is determined by a court that Consultant did not act in good faith in what he believed to be in the best interests of Westell. As a condition of this obligation, Consultant shall promptly notify Westell of any claim, allow Westell to control the defense with attorneys of its choosing, cooperate in the defense, not settle any claim without Westell’s written consent, and consent to any settlement proposed by Westell that does not result in cost or expense to Consultant. Upon execution of the Agreement Consultant shall be added to the Westell Director and Officer insurance policy as a named insured to protect Consultant from potential liability under the terms and conditions of the policy in effect.

2.	Compensation for Services; Expense Reimbursement.

(a)      During the Term of the Agreement, the Company shall pay to Consultant, and Consultant agrees to accept from the Company in full payment for the Services the following:

(i)      Through June 30, 2007, a monthly consulting fee of $39,167, payable in arrears (pro-rated for partial months); and

(ii)     Thereafter, a monthly consulting fee of $1,000 plus, as to any day in which he furnishes services $1,500, payable monthly in arrears. Any undertaking that will take multiple days and have definitive, specified, deliverables should be accompanied by a statement of work between Consultant and the requesting party.

(b)      The Company also shall reimburse Consultant all reasonable, documented and pre-approved out-of-pocket expenses incurred by Consultant on behalf of the Company.

(c)      Consultant’s entitlement to a payout of the FY ‘07 Westell Bonus Plan shall be computed to allow for the full fiscal year as if he was actively employed through March 31, 2007 and actively employed at the time the bonus is paid.

(d)      Westell medical benefits will be made available to Consultant upon his change of status from employee through COBRA at Consultant’s expense. At the expiration of COBRA benefits Westell will pay up to $3,500 a month for an individual policy with similar coverage for the first six months the individual policy is in effect.

(e)      Consultant’s deferred compensation plan shall be amended to allow him to be eligible for a fiscal year contribution for the fiscal year ending March 31, 2007 with respect to his services rendered hereunder as if he was still actively employed through March 31, 2007.

(f)      During the term of this Agreement Consultant will be allowed to continue using the Blackberry device provided as an employee along with its contents as well as the voice and data service available through Verizon Wireless and to stay on the Westell server with the ability to use the company’s secured VPN. As of the Effective Date, the Company hereby transfers to Consultant the laptop computer that he has used during employment. Consultant understands that upon termination of this Agreement, in accordance with Section 7(a) hereof, he shall deliver to the Company all confidential information of the Westell Companies thereon and delete the same from the hard drive.

(g)      Consultant will keep the same email address provided as an employee during the term of this agreement.

(h)      Consultant accepts responsibility for payment of any taxes associated with the payment of consulting fees.

3.      Life Insurance. Upon execution of this Agreement, the Company shall transfer to Consultant ownership of the $1,000,000 term insurance policy on his life owned by the Company, whereupon Consultant shall have the right to change the beneficiary. Following the Effective Date, the Company shall have no further obligation to pay premiums on any life insurance policy on his life.

4.      Stock Options. The Company confirms that the Company’s compensation committee acting in its capacity as the stock option committee, has determined that the consulting services to be rendered pursuant to this Agreement shall, as provided in those certain stock options listed on Exhibit A hereto, shall constitute continued employment solely for the purpose of those options, and that termination of this Agreement shall accordingly constitute retirement for the purpose of those options.

5.      Term and Termination. This Agreement shall commence on the Effective Date and shall remain in effect until December 31, 2009, subject to the right of either party to terminate this Agreement prior thereto with thirty (30) days prior written notice to the other party (the “Term”). This Agreement may also be extended beyond December 31, 2009, at the same terms and conditions, for a time period mutually acceptable.

6.      Independent Contractors. The parties are, and intend to be, independent contractors with respect to the Services contemplated hereunder. By executing this Agreement, Consultant hereby agrees and acknowledges that he shall not be considered as having an employee status with the Company or, except by virtue of his COBRA rights, entitled to participate in any of the Company’s employee benefit programs including, but not limited to, workers compensation and disability insurance, group health and dental insurance, unemployment insurance, retirement plans, and stock-based benefits or plans. Consultant shall not act as an agent of the Company nor be entitled to enter into any agreements or incur any obligations on behalf of the Company. As an independent contractor, Consultant shall be solely responsible for: (a) determining the means and methods for performing the Services; and (b) all applicable taxes payable on account of consulting fees and any other taxable income received hereunder. All of Consultant’s activities will be at Consultant’s own risk as to injury to him or his property, and Consultant is hereby given notice of his responsibility for arrangements to guard against physical, financial, and other risks, as appropriate.

7.	Restrictive Covenants. The parties agree that:

(a)      Consultant acknowledges that the information, observations and data obtained during the course of employment and as a Consultant by the Company concerning the Business and affairs of the Westell Companies are confidential and the property of the Westell Companies.. Consultant hereby agrees that he shall not disclose to any unauthorized person or use for his own account or for the account of any third party any Westell Company Information without the Company’s written consent. Consultant shall use his best efforts to prevent the unauthorized misuse, espionage, loss or theft of Westell Company Information. Consultant also agrees to deliver to the Company at the termination of this agreement all memoranda, notes, plans, records, reports and other documents relating to the Business of the Westell Companies that Consultant may possess or have under his control that other Board members would not have had access to in their capacity while Consultant is performing services in the capacity of a Board member.

(b)      Consultant shall not, directly or indirectly, for himself or for any Entity, without the proper written consent of the Company engage in or Participate in the Business of a business that directly competes with or develops products or services directly competitive with the products or services of Westell Companies or to solicit customers for the purpose of selling products or services directly competitive or interfere with any business relationship of the Westell Companies or prospective customers that would discontinue or reduce their relationship with the Westell Companies.

(c)      During this agreement or for 12 months after its termination, Consultant shall not induce or attempt to induce any person who is employed by the Westell Companies in any capacity to leave such person’s position or in any way interfere with the relationship between Westell Companies and such person or hire directly or indirectly through another entity any person.

(d)      Any methodologies, inventions, improvement, discoveries, processes, programs, systems developed or discovered by the Consultant shall be the sole property of the Company.

(e)      Consultant acknowledges that these restrictions are reasonable in scope and are necessary to protect the trade secrets and other confidential and proprietary information of the Westell Companies.

(f)      As used in this Agreement, the following terms have the definitions indicated:

(i)      “Business” means the design, development, manufacture and sale of DSL modem, broadband products and telco access products and related services of the Company, its subsidiaries as they exist or are being developed on the date hereof, and extensions of those products and services during Consultant’s engagement and new products and services commenced or in development during his engagement.

(ii)     “Entity” means any business, whether a corporation, partnership, sole proprietorship, limited liability company, joint venture or other entity

(iii)    “Participate in” means the having of any direct or indirect interest in any Entity, whether as a partner, shareholder, member, operator, sole proprietor, agent, representative, independent contractor, consultant, franchiser, franchisee, joint venturer, owner or otherwise, or the rendering of any direct or indirect service or assistance to any Entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise); provided that the term “Participate in” shall not include the mere ownership of less than 5% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market.

(iv)     “Westell Companies” means Westell Technologies, Inc., all of its subsidiary companies, and any of them.

8.	General.

(a)      Entire Understanding; Amendments; Waivers. This Agreement constitutes the entire understanding of the parties with respect to its subject matter, and supersedes all prior or contemporaneous written and oral agreements with respect to its subject matter. Except as provided expressly herein, this Agreement shall not be modified, amended, or in any way altered except by a writing executed by both of the parties. No waiver of any provision of this Agreement, or of any rights or obligations of any party hereunder, will be effective unless in writing and signed by the party waiving compliance. No waiver of, breach of, or default under, any provision of this Agreement will be deemed a waiver of any other provision, or of any subsequent breach or default of the same provision of this Agreement.

(b)      Subcontracting and Assignment. This Agreement is personal in nature and neither of the parties hereto shall, directly or indirectly, subcontract,

delegate, assign, sell or otherwise dispose of this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the other party; provided, however, that the Company may assign this Agreement, without the need to obtain consent of Consultant, to an affiliate of the Company or to a successor in interest to substantially all of the equity or assets of the Company.

(c)      Headings. Headings used in this Agreement are for convenience of reference only and shall not be deemed a part of this Agreement.

(d)      Applicable Law. All provisions of this Agreement will be construed and governed by Illinois law without regard to the laws of any other jurisdiction. The parties hereby irrevocably and unconditionally (a) agree that any suit, action, or other legal proceeding arising out of or relating to this Agreement shall be exclusively brought in the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois, Eastern Division, (b) consent to exclusive jurisdiction of those courts in any such suit, action or proceeding, and (c) waive any objection the party may have to the laying of venue of any suit, action, or proceeding in any of said courts. The prevailing party in any suit relating to this Agreement shall be entitled to reimbursement of all costs of such suit, including reasonable attorney’s fee, from the other party.

9.	Miscellaneous.

(a)      Notices. All notices required or permitted hereunder shall be in writing, delivered personally or by telephonic facsimile, certified or registered mail, or overnight delivery by an established national delivery service at the respective addresses first set forth above. All notices shall be deemed effective upon personal

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delivery; or on the day following receipt by telephonic facsimile; or when received if sent by certified or registered mail or by overnight delivery.

(b)      Enforceability. If any part of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby and shall be enforced to the maximum extent permitted by applicable law. If any remedy set forth in this Agreement is determined to have failed of its essential purpose, then all other provisions of this Agreement, including the limitations of liability and exclusion of damages, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first above written.

Westell Technologies, Inc.

By /s/ John W. Seazholtz

Chairman of the Board

/s/ E. Van Cullens

E. Van Cullens

EXHIBIT A

Stock Options -- certain stock option agreements allow for a continuation of vesting shares according to their terms while employment continues as a Consultant without a break in service from the status of an employee. Vested shares may be exercised before the expiration of the Exercise Period while employed as a Consultant or for no longer than twelve months from the termination date of this agreement by reason of retirement, total disability or death, whichever occurs earlier.

These option grants include:

Issue Date	Price	Option Share Amount Status	Option Expiration
01/03/05	$6.705	100,000 Vested	01/03/2012
12/24/02	$1.305	100,000 Vested	12/24/2012
06/28/01	$5.00	400,000 Vesting 6/28/08	06/28/2011
06/28/01	$1.95	535,000 Vested	06/28/2011
06/28/01	$2.00	400,000 Vested	06/28/2011

Certain stock option agreements do not allow for a continuation of vesting shares according to their terms after employment as an employee ceases. After employment these shares vested and exercisable may not be exercised for more than twelve months by reason of retirement, total disability or death.

These option grants include:

Issue Date	Price	Shares Vested and Exercisable
06/28/01	$1.95	55,192
04/01/02	$1.57	64,490

While employed as an Employee or a Consultant under the terms of this Agreement and until vested shares can no longer be exercised or sold based on the terms of the respective option grant Westell’s cashless exercise program may continue to be used.